Exhibit 99.1

Beginning with fourth quarter 2009 results, the Company will report two segments, Strategic Marketing Services Group and Performance Marketing Services Group:

1.  Strategic Marketing Services Group — This segment will include all integrated advertising agencies and strategic consulting services firms, including:

Allard Johnson
Attention
Bruce Mau Design
Colle + McVoy
Crispin Porter + Bogusky
Fletcher Martin
Hello Design
Henderson Bas
HL Group
Kirshenbaum Bond Senecal + Partners
Mono
Redscout
Skinny
Veritas
VitroRobertson
Yamamoto Moss MacKenzie
Zig

2.  Performance Marketing Services Group — This segment will predominantly include firms that use data analytics, provide consumer insights, or one-to-one consumer engagements to satisfy the growing need for targetable, measurable solutions and cost effective means of driving increasing return on marketing investment for clients, including:

Accent
Bryan Mills
Computer Composition Corp
Northstar Research Partners
Onbrand
6 Degrees
Source Marketing
Targetcom

Below are reclassified financials for each of the first three quarters in 2009 and 2008 and for the nine month-periods ended September 30, 2009 and 2008.

Summary financial information concerning the Company’s reclassified reportable segments are shown in the following tables:

Three Months Ended March 31, 2009
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$84,463	$42,275	$—	$126,738

Cost of services sold	52,680	33,199	—	85,879

Office and general expenses	19,612	7,628	3,912	31,152

Depreciation and amortization	5,372	2,127	94	7,593

Operating Profit/(Loss)	6,799	(679)	(4,006)	2,114

Other Income (Expense):
Other income, net				2,629
Interest expense, net				(3,558)

Income from continuing operations before income taxes, equity in affiliates				1,185
Income tax expense				615

Income from continuing operations before equity in affiliates				570
Equity in earnings of non-consolidated affiliates				93

Income from continuing operations				663
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(252)

Net Income				411
Net income attributable to the noncontrolling interests	(676)	294	—	(382)
Net income attributable to MDC Partners Inc.				$29

Non cash stock based compensation	$433	$190	$1,274	$1,897

Supplemental Segment Information:

Capital expenditures	$772	$39	$19	$830

Goodwill and intangibles	$223,022	$57,505	$—	$280,527

Total assets	$377,113	$120,526	$38,446	$536,085

Three Months Ended March 31, 2008
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services Group	Corporate	Total

Revenue	$86,146	$54,756	$—	$140,902

Cost of services sold	55,146	40,373	—	95,519

Office and general expenses	21,153	8,919	4,383	34,455

Depreciation and amortization	7,464	2,244	68	9,776

Operating Profit/(Loss)	2,383	3,220	(4,451)	1,152

Other Income (Expense):
Other income, net				3,627
Interest expense, net				(3,444)

Income from continuing operations before income taxes, equity in affiliates				1,335
Income tax recovery				292

Income from continuing operations before equity in affiliates				1,627
Equity in earnings of non-consolidated affiliates				140

Income from continuing operations				1,767
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(3,036)

Net Loss				(1,269)
Net income attributable to the noncontrolling interests	(1,163)	(962)	—	(2,125)
Net loss attributable to MDC Partners Inc.				$(3,394)

Non cash stock based compensation	$446	$284	$1,268	$1,998

Supplemental Segment Information:

Capital expenditures	$2,815	$1,334	$28	$4,177

Goodwill and intangibles	$212,196	$63,054	$—	$275,250

Total assets	$379,445	$146,604	$13,641	$539,690

Three Months Ended June 30, 2009
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$88,248	$46,634	$—	$134,882

Cost of services sold	52,760	35,478	—	88,238

Office and general expense	18,517	7,517	4,139	30,173

Depreciation and amortization	5,480	2,043	81	7,604

Operating Profit/(Loss)	11,491	1,596	(4,220)	8,867

Other Income (Expense):
Other expense, net				(2,541)
Interest expense, net				(3,653)

Income from continuing operations before income taxes, equity in affiliates				2,673
Income tax expense				1,608

Income from continuing operations before equity in affiliates				1,065
Equity in earnings of non-consolidated affiliates				105

Income from continuing operations				1,170

Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(108)

Net Income				1,062
Net income attributable to the noncontrolling interests	(978)	(5)	—	(983)
Net income attributable to MDC Partners Inc.				$79

Non cash stock based compensation	$371	$184	$1,490	$2,045

Supplemental Segment Information:

Capital expenditures	$676	$540	$41	$1,257

Goodwill and intangibles	$221,468	$57,954	$—	$279,422

Total assets	$357,067	$120,464	$66,749	$544,280

Three Months Ended June 30, 2008
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$96,405	$60,544	$—	$156,949

Cost of services sold	59,178	43,155	—	102,333

Office and general expense	22,005	9,585	4,845	36,435

Depreciation and amortization	6,118	2,398	69	8,585

Operating Profit/(Loss)	9,104	5,406	(4,914)	9,596

Other Income (Expense):
Other expense, net				(501)
Interest expense, net				(3,228)

Income from continuing operations before income taxes, equity in affiliates				5,867
Income tax expense				4,485

Income from continuing operations before equity in affiliates				1,382
Equity in earnings of non-consolidated affiliates				81

Income from continuing operations				1,483

Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(2,891)

Net loss				(1,428)
Net loss attributable to the noncontrolling interests	(1,955)	(1,089)	—	(3,044)
Net loss attributable to MDC Partners Inc.				$(4,472)

Non cash stock based compensation	$571	$257	$1,035	$1,863

Supplemental Segment Information:

Capital expenditures	$2,934	$1,475	$8	$4,417

Goodwill and intangibles	$212,679	$62,659	$—	$275,338

Total assets	$390,686	$143,775	$18,210	$552,671

Three Months Ended September 30, 2009
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$92,680	$41,945	$—	$134,625

Cost of services sold	54,023	31,503	—	85,526

Office and general expenses	19,105	7,578	4,718	31,401

Depreciation and amortization	5,386	2,013	115	7,514

Operating Profit/(Loss)	14,166	851	(4,833)	10,184

Other Income (Expense):
Other expense, net				(3,080)
Interest expense, net				(3,775)

Income from continuing operations before income taxes, equity in affiliates				3,329
Income tax expense				1,149

Income from continuing operations before equity in affiliates				2,180
Equity in earnings of non-consolidated affiliates				60

Income from continuing operations				2,240
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				—

Net Income				2,240
Net income attributable to the noncontrolling interests	(2,073)	(131)	—	(2,204)
Net income attributable to MDC Partners Inc.				$36

Non cash stock based compensation	$705	$292	$1,234	$2,231

Supplemental Segment Information:

Capital expenditures	$853	$315	$33	$1,201

Goodwill and intangibles	$232,580	$58,366	$—	$290,946

Total assets	$393,818	$117,603	$68,817	$580,238

Three Months Ended September 30, 2008
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$88,246	$53,843	$—	$142,089

Cost of services sold	54,157	40,402	—	94,559

Office and general expenses	19,967	8,998	2,899	31,864

Depreciation and amortization	5,055	2,303	69	7,427

Operating Profit/(Loss)	9,067	2,140	(2,968)	8,239

Other Income (Expense):
Other income, net				2,418
Interest expense, net				(3,117)

Income from continuing operations before income taxes, equity in affiliates				7,540
Income tax expense				2,222

Income from continuing operations before equity in affiliates				5,318
Equity in earnings of non-consolidated affiliates				69

Income from continuing operations				5,387
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(771)

Net Income				4,616
Net income attributable to the noncontrolling interests	(1,103)	(263)	—	(1,366)
Net income attributable to MDC Partners Inc.				$3,250

Non cash stock based compensation	$475	$205	$1,149	$1,829

Supplemental Segment Information:

Capital expenditures	$1,380	$439	$23	$1,842

Goodwill and intangibles	$209,908	$61,733	$—	$271,641

Total assets	$376,009	$142,907	$9,799	$528,715

Nine Months Ended September 30, 2009
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate	Total

Revenue	$265,392	$130,854	$—	$396,246

Cost of services sold	159,464	100,180	—	259,644

Office and general expenses	57,234	22,723	12,769	92,726

Depreciation and amortization	16,239	6,184	288	22,711

Operating Profit/(Loss)	32,455	1,767	(13,057)	21,165

Other Income (Expense):
Other expense, net				(2,991)
Interest expense, net				(10,987)

Income from continuing operations before income taxes, equity in affiliates				7,187
Income tax expense				3,373

Income from continuing operations before equity in affiliates				3,814
Equity in earnings of non-consolidated affiliates				258

Income from continuing operations				4,072
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes				(361)

Net Income				3,711
Net income attributable to the noncontrolling interests	(3,727)	158	—	(3,569)
Net income attributable to MDC Partners Inc.				$142

Non cash stock based compensation	$1,509	$666	$3,998	$6,173

Supplemental Segment Information:

Capital expenditures	$2,302	$894	$92	$3,288

Goodwill and intangibles	$232,580	$58,366	$—	$290,946

Total assets	$393,818	$117,603	$68,817	$580,238

Nine Months Ended September 30, 2008
(thousands of United States dollars)

	Strategic Marketing Services	Performance Marketing Services	Corporate		Total

Revenue	$270,797	$169,143		$—	$439,940

Cost of services sold	168,481	123,929		—	292,410

Office and general expenses	63,125	27,502		12,127	102,754

Depreciation and amortization	18,639	6,946		204	25,789

Operating Profit/(Loss)	20,552	10,766		(12,331)	18,987

Other Income (Expense):
Other income, net					5,545
Interest expense, net					(9,790)

Income from continuing operations before income taxes, equity in affiliates					14,742
Income tax expense					6,415

Income from continuing operations before equity in affiliates					8,327
Equity in earnings of non-consolidated affiliates					290

Income from continuing operations					8,617
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes					(6,698)

Net Income					1,919
Net income attributable to the noncontrolling interests	(4,220)	(2,313)		—	(6,533)
Net loss attributable to MDC Partners Inc.					$(4,614)

Non cash stock based compensation	$1,492	$746		$3,452	$5,690

Supplemental Segment Information:

Capital expenditures	$7,127	$3,247		$60	$10,434

Goodwill and intangibles	$209,908	$61,733	$		$271,641

Total assets	$376,009	$142,907		$9,799	$528,715